Exhibit 10.30(j)

AMENDMENT NO. 10 TO CREDIT AGREEMENT
This Amendment No. 10 to Credit Agreement (this “Amendment”), dated as of February 9, 2018, is made by and among CHICAGO BRIDGE & IRON COMPANY N.V., a corporation organized under the laws of the Kingdom of the Netherlands (the “Company”), CHICAGO BRIDGE & IRON COMPANY (DELAWARE), a Delaware corporation (the “Initial Borrower”), CERTAIN SUBSIDIARIES OF THE COMPANY SIGNATORY HERETO (each a “Designated Borrower” and, together with the Initial Borrower, collectively the “Borrowers” and each a “Borrower”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders and collateral agent for the Secured Bank Creditors (in such capacities, the “Administrative Agent” and the “Collateral Agent”, respectively), and each of the Lenders signatory hereto.
W I T N E S S E T H:
WHEREAS, each of the Company, the Borrowers, the Administrative Agent, the Collateral Agent and the Lenders have entered into that certain Credit Agreement, dated as of October 28, 2013 (as amended by that certain Amendment to Credit Agreement, dated as of June 11, 2014, Amendment No. 2 to Credit Agreement, dated as of December 31, 2014, Amendment No. 3 to Credit Agreement, dated as of July 8, 2015, Amendment No. 4 to Credit Agreement, dated as of October 27, 2015, Amendment No. 5 to Credit Agreement, dated as of February 24, 2017, Amendment No. 6 and Waiver to Credit Agreement, dated as of May 8, 2017, Amendment No. 7 to Credit Agreement, dated as of May 29, 2017, Amendment No. 8 and Waiver to Credit Agreement, dated as of August 9, 2017, Amendment No. 9 to Credit Agreement, dated as of December 18, 2017 and as hereby amended and as from time to time further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement, as amended hereby), pursuant to which the Lenders have made available to the Borrowers a senior revolving credit facility in an original aggregate principal amount of $1,350,000,000; and
WHEREAS, the Company has entered into the Guaranty pursuant to which it has guaranteed certain or all of the obligations of the Borrowers under the Credit Agreement and the other Loan Documents;
WHEREAS, the Company, the Borrowers and certain Subsidiaries have entered into certain of the Security Instruments to provide collateral as security for the obligations of the Borrowers under the Credit Agreement and the other Loan Documents; and
WHEREAS, the Borrowers have requested that the Administrative Agent, the Collateral Agent and the Lenders agree to amend the Credit Agreement in certain respects, which the Administrative Agent, the Collateral Agent and the Lenders party hereto are willing to do on the terms and conditions contained in this Amendment;
NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement (exclusive of Schedules and Exhibits thereto) is amended as follows:
(a)    Section 1.01 of the Credit Agreement is hereby amended by adding the following new definition in its proper alphabetical order:
““BTMU Letter of Credit” means the Irrevocable Standby Letter of Credit No. S500588N, dated October 20, 2014, issued by Bank of Tokyo-Mitsubishi UFJ for the benefit of Cameron LNG, LLC, as amended through the date hereof and as from time to time further amended, modified, supplemented, restated, or amended and restated.”
(b)    Section 4.02(g)(i) of the Credit Agreement is hereby amended by restating such subsection in its entirety to read as follows:

“(i) any new Performance Letter of Credit will be used only to secure ordinary course performance obligations of the Company or its Subsidiaries in connection with (A) active construction projects awarded after the Amendment No. 8 Closing Date, (B) bids for prospective construction projects due after the Amendment No. 8 Closing Date, or (C) backstopping the increase in the amount of the BTMU Letter of Credit by $45,000,000 (the amount of such new Performance Letter of Credit not to exceed $22,500,000) and, for the avoidance of doubt, shall not be used to replace, or support an increase in the available amount of, any letters of credit issued for the account of the Company or its Subsidiaries outside this Agreement and the Existing Revolving Credit Agreement except as provided for in clause (C) above;”
(c)    Section 6.12(b)(iii) of the Credit Agreement is hereby amended by restating such subsection in its entirety to read as follows:
“(iii) Letters of Credit shall not be issued to secure or backstop any surety, letter of credit (other than the BTMU Letter of Credit as provided for in Section 4.02(g)(i)(C)) or similar obligations”
2.    Amendment to Exhibit M. Subject to the terms and conditions set forth herein, Exhibit M to the Credit Agreement shall be amended such that after giving effect to all such amendment, it shall read in its entirety as set forth on Annex I attached hereto.
3.    Effectiveness; Conditions Precedent. This Amendment and the amendments to the Credit Agreement provided in Sections 1 and 2 hereof shall be effective as of the date first written above upon the satisfaction of the following conditions precedent:
(a)    The Administrative Agent shall have received counterparts of this Amendment, duly executed by the Company, each Borrower, each Guarantor, the Collateral Agent and the Required Lenders, which counterparts may be delivered by facsimile or other electronic means (e.g. “.pdf” or “.tif”).
(b)    The Administrative Agent shall have received a draft of the Letter of Credit to be issued pursuant to Section 4.02(g)(i)(C) of the Credit Agreement (as amended hereby) (the “CA Letter of Credit”) in form and substance reasonably satisfactory to the Administrative Agent.
(c)    (i) An amendment fee shall have been received by the Administrative Agent for each Lender executing this Amendment by 3:00 p.m. (New York time) on February 9, 2018 for the account of such Lender, equal to 0.15%, multiplied by each such Lender’s Commitments as of the date hereof and (ii) all other fees and expenses of the Administrative Agent (including the fees and expenses of counsel and the financial advisor to the Administrative Agent) to the extent due and payable under Section 10.04(a) of the Credit Agreement and for which invoices have been presented on or before the date that is one day prior to the date hereof shall have been paid in full (which fees and expenses may be estimated to date without prejudice to final settling of accounts for such fees and expenses).
For purposes of determining compliance with the conditions set forth in this Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender unless the Administrative Agent shall have received noticed from such Lender prior to the date hereof specifying its objection thereto.
4.    Representations and Warranties. In order to induce the Administrative Agent, the Collateral Agent and the Lenders to enter into this Amendment, the Company represents and warrants to the Administrative Agent, the Collateral Agent and the Lenders as follows:
(a)    The representations and warranties made by the Company in Article V of the Credit Agreement are true and correct in all material respects (except to the extent that such representation or warranty is qualified by reference to materiality or Material Adverse Effect, in which case it shall be true and

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correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date; and
(b)    This Amendment has been duly authorized, executed and delivered by the Company and the Borrowers and constitutes a legal, valid and binding obligation of such parties, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting the rights of creditors, and subject to equitable principles of general application.
5.    Consent of the Guarantors. Each Guarantor hereby consents, acknowledges and agrees to the amendments and other matters set forth herein and hereby confirms and ratifies in all respects the Guaranty to which it is a party (including without limitation the continuation of each Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments, waivers and consents contemplated hereby) and the enforceability of the applicable Guaranty against the applicable Guarantor in accordance with its terms.
6.    Condition Subsequent. By no later than the third Business Day after the date of the issuance of the CA Letter of Credit, the Administrative Agent shall have received evidence reasonably satisfactory to it that (i) the amount of the BTMU Letter of Credit has been increased to $658,098,021.10 and (ii) the expiry date of the BTMU Letter of Credit has been extended to no earlier than August 15, 2018. Any failure to satisfy the condition in this Section 6 shall be an immediate Event of Default under the Credit Agreement.
7.    Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.
8.    Full Force and Effect of Loan Documents. Except as hereby specifically amended, waived, modified or supplemented, the Credit Agreement (and each prior amendment thereto), the Subsidiary Guaranty and each other Loan Document is hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to its respective terms.
9.    Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.
10.    Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
11.    References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Loan Documents.
12.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Company, the Borrowers, the Administrative Agent, the Collateral Agent and each of the Guarantors and Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

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13.    No Novation. Neither the execution and delivery of this Amendment nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Credit Agreement or of any of the other Loan Documents or any obligations thereunder.
14.    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic means (e.g. “.pdf” or “.tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.
15.    FATCA. For purposes of determining withholding Taxes imposed under the Foreign Account Tax Compliance Act (FATCA), from and after the effective date of this Amendment, it is understood and agreed that the Administrative Agent may treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
16.    Release. EACH OF THE COMPANY AND THE BORROWERS, ON ITS OWN BEHALF AND ON BEHALF OF THE OTHER LOAN PARTIES, ITS AND THEIR RESPECTIVE AFFILIATES, SUBSIDIARIES, PREDECESSORS, SUCCESSORS, LEGAL REPRESENTATIVES AND ASSIGNS (EACH OF THE FOREGOING, COLLECTIVELY, THE “RELEASING PARTIES”), HEREBY ACKNOWLEDGES AND STIPULATES THAT AS OF THE DATE OF THIS AMENDMENT, NONE OF THE RELEASING PARTIES HAS ANY CLAIMS OR CAUSES OF ACTION OF ANY KIND WHATSOEVER RELATED TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AGAINST, OR ANY GROUNDS OR CAUSE FOR REDUCTION, MODIFICATION, SET ASIDE OR SUBORDINATION OF THE INDEBTEDNESS OR ANY LIENS OR SECURITY INTERESTS OF, THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, THE LENDERS, THE L/C ISSUERS, THE OTHER SECURED BANK CREDITORS, OR ANY OF THEIR AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, OR REPRESENTATIVES, OR AGAINST ANY OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS OR ASSIGNS (EACH OF THE FOREGOING, COLLECTIVELY, THE “RELEASED PARTIES”). IN PARTIAL CONSIDERATION FOR THE AGREEMENT OF THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, THE LENDERS AND THE L/C ISSUERS PARTY HERETO TO ENTER INTO THIS AMENDMENT, EACH OF THE RELEASING PARTIES HEREBY UNCONDITIONALLY WAIVES AND FULLY AND FOREVER RELEASES, REMISES, DISCHARGES AND HOLDS HARMLESS THE RELEASED PARTIES FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, DEMANDS AND LIABILITIES OF ANY KIND WHATSOEVER, WHETHER DIRECT OR INDIRECT, FIXED OR CONTINGENT, LIQUIDATED OR UNLIQUIDATED, DISPUTED OR UNDISPUTED, KNOWN OR UNKNOWN, RELATED TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY, WHICH ANY OF THE RELEASING PARTIES HAS OR MAY ACQUIRE IN THE FUTURE RELATING IN ANY WAY TO ANY EVENT, CIRCUMSTANCE, ACTION OR FAILURE TO ACT AT ANY TIME ON OR PRIOR TO THE DATE OF THIS AMENDMENT, SUCH WAIVER, RELEASE AND DISCHARGE BEING MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE CIRCUMSTANCES AND EFFECTS OF SUCH WAIVER, RELEASE AND DISCHARGE, AND AFTER HAVING CONSULTED LEGAL COUNSEL OF ITS OWN CHOOSING WITH RESPECT THERETO. THIS SECTION IS IN ADDITION TO ANY OTHER RELEASE OF ANY OF THE RELEASED PARTIES BY THE RELEASING PARTIES AND SHALL NOT IN ANY WAY LIMIT ANY OTHER RELEASE, COVENANT NOT TO SUE OR WAIVER BY THE RELEASING PARTIES IN FAVOR OF THE RELEASED PARTIES.
[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

CHICAGO BRIDGE & IRON COMPANY (DELAWARE), as the Initial Borrower

By:	/s/ Luciano Reyes
Name:	Luciano Reyes
Title:	Treasurer

CB&I LLC, as a Designated Borrower
By:	CB&I HoldCo, LLC, its Sole Member

By:	/s/ Regina N. Hamilton
Name:	Regina N. Hamilton
Title:	Secretary

CBI SERVICES, LLC, as a Designated Borrower
By:	CB&I HoldCo, LLC, its Sole Member

By:	/s/ Regina N. Hamilton
Name:	Regina N. Hamilton
Title:	Secretary

CHICAGO BRIDGE & IRON COMPANY B.V., as a Designated Borrower

By:	/s/ Michael S. Taff
Name:	Michael S. Taff
Title:	Managing Director

CHICAGO BRIDGE & IRON COMPANY, as a Designated Borrower

By:	/s/ Luciano Reyes
Name:	Luciano Reyes
Title:	Vice President and Treasurer

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

COMPANY:

CHICAGO BRIDGE & IRON COMPANY N.V.

By:	CHICAGO BRIDGE & IRON COMPANY B.V., its Managing Director

By:	/s/ Michael S. Taff
Name:	Michael S. Taff
Title:	Authorized Signatory

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

ACKNOWLEDGEMENT
Each of the undersigned Subsidiary Guarantors hereby acknowledge and agree to the foregoing Amendment.

CHICAGO BRIDGE & IRON COMPANY, a Delaware corporation

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Authorized Signatory

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CB&I TYLER COMPANY

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CB&I LLC
By:	CB&I HoldCo, LLC, its Sole Member

By:	/s/ Regina N. Hamilton
	Name:	Regina N. Hamilton
	Title:	Secretary

CHICAGO BRIDGE & IRON COMPANY, an Illinois corporation

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

A & B BUILDERS, LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

ASIA PACIFIC SUPPLY CO.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CBI AMERICAS LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CSA TRADING COMPANY LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CB&I WOODLANDS LLC

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CBI COMPANY LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CENTRAL TRADING COMPANY LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CONSTRUCTORS INTERNATIONAL, L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

HBI HOLDINGS, LLC

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

HOWE-BAKER INTERNATIONAL, L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

HOWE-BAKER ENGINEERS, LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

HOWE-BAKER HOLDINGS, L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

HOWE-BAKER MANAGEMENT, L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

HOWE-BAKER INTERNATIONAL MANAGEMENT, LLC

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

MATRIX ENGINEERING, LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

MATRIX MANAGEMENT SERVICES, LLC

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

OCEANIC CONTRACTORS, INC.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CBI VENEZOLANA, S.A.

By:	/s/ Rui Orlando Gomes
	Name:	Rui Orlando Gomes
	Title:	Treasurer

CBI MONTAJES DE CHILE LIMITADA

By:	/s/ Rui Orlando Gomes
	Name:	Rui Orlando Gomes
	Title:	Director/Legal Representative

CB&I EUROPE B.V.

By:	/s/ Raymond Buckley
	Name:	Raymond Buckley
	Title:	Director

CBI EASTERN ANSTALT

By:	/s/ Raymond Buckley
	Name:	Raymond Buckley
	Title:	Director

CB&I POWER COMPANY B.V. (f/k/a CMP HOLDINGS B.V.)

By:	/s/ Raymond Buckley
	Name:	Raymond Buckley
	Title:	Director

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

CBI CONSTRUCTORS PTY LTD

By:	/s/ Richard W. Heo
	Name:	Richard W. Heo
	Title:	Director

CBI ENGINEERING AND CONSTRUCTION
CONSULTANT (SHANGHAI) CO. LTD.

By:	/s/ Natarajan Sankara Narayanan
	Name:	Natarajan Sankara Narayanan
	Title:	Chairman

CBI (PHILIPPINES), INC.

By:	/s/ Thomas R. Feltes
	Name:	Thomas R. Feltes
	Title:	Director

CBI OVERSEAS, LLC

By:	/s/ Regina N. Hamilton
	Name:	Regina N. Hamilton
	Title:	Secretary

CB&I CONSTRUCTORS LIMITED

By:	/s/ Duncan Wigney
	Name:	Duncan Wigney
	Title:	Director

CB&I HOLDINGS (U.K.) LIMITED

By:	/s/ Duncan Wigney
	Name:	Duncan Wigney
	Title:	Director

CB&I UK LIMITED

By:	/s/ Duncan Wigney
	Name:	Duncan Wigney
	Title:	Director

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

LUTECH RESOURCES LIMITED

By:	/s/ Jonathan Stephenson
	Name:	Jonathan Stephenson
	Title:	Secretary

NETHERLANDS OPERATING COMPANY B.V.

By:	/s/ H. M. Koese
	Name:	H. M. Koese
	Title:	Director

CBI NEDERLAND B.V.

By:	/s/ Ashok Joshi
	Name:	Ashok Joshi
	Title:	Director

CHICAGO BRIDGE & IRON (ANTILLES) N.V.

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Managing Director

LUMMUS TECHNOLOGY HEAT TRANSFER B.V.

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	Director

LEALAND FINANCE COMPANY B.V.

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Managing Director

CB&I FINANCE COMPANY LIMITED

By:	/s/ Barry R. van Elven
	Name:	Barry R. van Elven
	Title:	Authorized Signatory

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

CB&I OIL & GAS EUROPE B.V.

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Managing Director

CBI COLOMBIANA S.A.

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Director

CHICAGO BRIDGE & IRON COMPANY B.V.

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Managing Director

LUMMUS TECHNOLOGY INTERNATIONAL LLC (f/k/a CB&I TECHNOLOGY INTERNATIONAL CORPORATION)

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	Vice President – Finance – Treasurer

LUMMUS TECHNOLOGY VENTURES LLC
(f/k/a CB&I TECHNOLOGY VENTURES, INC.)

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	Vice President & Treasurer

LUMMUS TECHNOLOGY OVERSEAS LLC (f/k/a CB&I TECHNOLOGY OVERSEAS CORPORATION)

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	Vice President & Treasurer

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

CATALYTIC DISTILLATION TECHNOLOGIES

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	Management Committee Member

LUMMUS TECHNOLOGY LLC (f/k/a CB&I TECHNOLOGY INC.)

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	CFO & Treasurer

CBI SERVICES, LLC
By:	CB&I HoldCo, LLC, its Sole Member

By:	/s/ Regina N. Hamilton
	Name:	Regina N. Hamilton
	Title:	Secretary

WOODLANDS INTERNATIONAL INSURANCE COMPANY

By:	/s/ Michelle Turgeon
	Name:	Michelle Turgeon
	Title:	Director

CB&I HUNGARY HOLDING LIMITED LIABILITY COMPANY

By:	/s/ William G. Lamb
	Name:	William G. Lamb
	Title:	Director

CB&I NOVOLEN TECHNOLOGY GMBH (f/k/a LUMMUS NOVOLEN TECHNOLOGY GMBH)

By:	/s/ Godofredo Follmer
	Name:	Godofredo Follmer
	Title:	Managing Director

CB&I LUMMUS GMBH

By:	/s/ Andreas Schwarzhaupt
	Name:	Andreas Schwarzhaupt
	Title:	Managing Director

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

CB&I S.R.O.

By:	/s/ Jiri Gregor
	Name:	Jiri Gregor
	Title:	Managing Director

CBI PERUANA S.A.C.

By:	/s/ Cesar Canals
	Name:	Cesar Canals
	Title:	General Manager

HORTON CBI, LIMITED

By:	/s/ Gregory L. Guse
	Name:	Gregory L. Guse
	Title:	Director

CB&I (NIGERIA) LIMITED

By:	/s/ Natarajan Sankara Narayanan
	Name:	Natarajan Sankara Narayanan
	Title:	Director

CB&I SINGAPORE PTE LTD.

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Director

CB&I NORTH CAROLINA, INC.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Director

SHAW ALLOY PIPING PRODUCTS, LLC

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Manager

CB&I WALKER LA, L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Manager

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

CBI OVERSEAS (FAR EAST) INC.

By:	/s/ Joseph Christaldi
	Name:	Joseph Christaldi
	Title:	Director

CB&I GROUP INC. (f/k/a THE SHAW GROUP INC.)

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

LUMMUS GASIFICATION TECHNOLOGY LICENSING LLC (f/k/a LUMMUS GASIFICATION TECHNOLOGY LICENSING COMPANY)

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	Director

CB&I LAURENS, INC.

By:	/s/ William G. Lamb
	Name:	William G. Lamb
	Title:	Vice President – Global Tax

SHAW SSS FABRICATORS, INC.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CHICAGO BRIDGE & IRON COMPANY (NETHERLANDS), LLC

By:	/s/ Regina N. Hamilton
	Name:	Regina N. Hamilton
	Title:	Director

CBI US HOLDING COMPANY INC.

By:	/s/ Regina N. Hamilton
	Name:	Regina N. Hamilton
	Title:	Secretary

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

CBI HOLDCO TWO INC.

By:	/s/ Regina N. Hamilton
	Name:	Regina N. Hamilton
	Title:	Secretary

CBI COMPANY BV

By:	/s/ Ashok Joshi
	Name:	Ashok Joshi
	Title:	Director

CB&I HOLDCO, LLC

By:	/s/ Regina N. Hamilton
	Name:	Regina N. Hamilton
	Title:	Secretary

CBI UK CAYMAN ACQUISITION LTD.

By:	/s/ Jonathan Paul Stephenson
	Name:	Jonathan Paul Stephenson
	Title:	Company Secretary

CB&I INTERNATIONAL INC.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Director

CB&I Fabrication, LLC

By:	/s/ Hector Gonzalez
	Name:	Hector Gonzalez
	Title:	Vice President Finance

Arabian CBI Ltd.

By:	/s/ Hector Gonzalez
	Name:	Hector Gonzalez
	Title:	Director

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

Arabian CBI Tank Manufacturing Company Inc.

By:	/s/ Hector Gonzalez
	Name:	Hector Gonzalez
	Title:	Director

CB&I Clearfield, Inc.

By:	/s/ Richard Heo
	Name:	Richard Heo
	Title:	Executive Vice President

CB&I El Dorado, Inc.

By:	/s/ Regina N. Hamilton
	Name:	Regina N. Hamilton
	Title:	Secretary

CB&I Lake Charles

By:	/s/ William G. Lamb
	Name:	William G. Lamb
	Title:	Vice President, Global Tax

CBI Company Two BV

By:	/s/ Ashok Joshi
	Name:	Ashok Joshi
	Title:	Director

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:     /s/ Bridgett J. Manduk Mowry
Name:    Bridgett J. Manduk Mowry
Title:    Vice President

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

COLLATERAL AGENT:

BANK OF AMERICA, N.A.,
as Collateral Agent

By:     /s/ Bridgett J. Manduk Mowry
Name:    Bridgett J. Manduk Mowry
Title:    Vice President

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

LENDERS:

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:    /s/ Sophie Lee
Name: Sophie Lee
Title: Vice President

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

ZB, N.A. D/B/A AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:     /s/ James L. Warshaw
Name:    James L. Warshaw
Title:    Vice President

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender and an L/C Issuer

By:    /s/ Michael Willis
Name: Michael Willis
Title: Managing Director

By:    /s/ Page Dillehunt
Name: Page Dillehunt
Title: Managing Director

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender and an L/C Issuer

By:    /s/ Mark Maloney
Name: Mark Maloney
Title: Authorized Signatory

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

BOKF, NA DBA BANK OF TEXAS, as a Lender

By:    /s/ Marian Livingston
Name: Marian Livingston
Title: Senior Vice President

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

BNP PARIBAS, as a Lender and an L/C Issuer

By:    /s/ Todd Rodgers
Name: Todd Rodgers
Title: Director

By:    /s/ Mary-Ann Wong
Name: Mary-Ann Wong
Title: Vice President

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

BANK OF MONTREAL, as a Lender

By:    /s/ Michael Gift
Name: Michael Gift
Title: Director

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

ARAB BANKING CORPORATION (B.S.C), Grand Cayman Branch as a Lender
By:    /s/ Richard Tull
Name: Richard Tull
Title: Head of Wholesale Banking, North America

By:    /s/ Victoria Gale
Name: Victoria Gale
Title: Senior Relationship Manager

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as a Lender

By:    /s/ Robert Grillo
Name: Robert Grillo
Title: Director

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

BANCO BILBAO VIZCAYA AGENTARIA, S.A. NEW YORK BRANCH, as a Lender

By:    /s/ Brian Crowley
Name: Brian Crowley
Title: Managing Director

By:    /s/ Cara Younger
Name: Cara Younger
Title: Director

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:    /s/ John P Northington
Name: John P Northington
Title: Senior Vice President

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

COMERICA BANK., as a Lender

By:    /s/ Gary P. Mach
Name: Gary P. Mach
Title: Vice President

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

COMMERZBANK AG, NEW YORK BRANCH, as a Lender

By:    /s/ James Boyle
Name: James Boyle
Title: Director

By:    /s/ Tom Scheinzbach
Name: Tom Scheinzbach
Title: Director

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:    /s/ Toshitake Funaki
Name: Toshitake Funaki
Title: Managing Director

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

LLOYDS BANK PLC, as a Lender

By: /s/ Davon Ropat
Name: Davon Ropat
Title: Senior Vice President

By: /s/ Jennifer Larrow
Name: Jennifer Larrow
Title: Assistant Manager

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

NATIONAL BANK OF KUWAIT, S.A.K. - NEW YORK, as a Lender

By:    /s/ Michael G. McHugh
Name: Michael G. McHugh
Title: Executive Manager

By:    /s/ Arlette Kittaneh
Name: Arlette Kittaneh
Title: Senior Vice President

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

REGIONS BANK, as a Lender

By:    /s/ Bryan L. Cheek
Name: Bryan L. Cheek
Title: Sr. Vice President

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

SANTANDER BANK, N.A., as a Lender

By:    /s/ Mark Connelly
Name: Mark Connelly
Title: Senior Vice President

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

RIYAD BANK, HOUSTON AGENCY, as a Lender

By:    /s/ Michael Meiss
Name: Michael Meiss
Title: General Manager

By:    /s/ Tim Hartnett
Name: Tim Hartnett
Title: Vice President & Administrative Officer

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

ING BANK N.V., DUBLIN BRANCH, as a Lender

By:    /s/ Shaun Hayley
Name: Shaun Hayley
Title: Director

By:    /s/ Sean Hassett
Name: Sean Hassett
Title: Director

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

INTESA SANPAOLO S.P.A., NEW YORK BRANCH, as a Lender

By:    /s/ Jennifer Feldman Facciola
Name: Jennifer Feldman Facciola
Title: Relationship Manager

By:    /s/ Francesco Di Mario
Name: Francesco Di Mario
Title: FVP Head of Credit

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

DBS BANK LTD., as a Lender

By:    /s/ Yeo How Ngee
Name: Yeo How Ngee
Title: Managing Director

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

STANDARD CHARTERED BANK, as a Lender

By: /s/ Daniel Mattern

Name: Daniel Mattern
Title: Associate Director

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

The Toronto-Dominion Bank, New York Branch as a Lender

By: /s/ Annie Dorval

Name: Annie Dorval
Title: Authorized Signatory

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Lender and an L/C Issuer

By: /s/ David C. Heyson
Name: David C. Heyson
Title: Executive Vice President

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

THE BANK OF NOVA SCOTIA, as a Lender

By: /s/ Justin Mitges
Name: Justin Mitges
Title: Senior Manager

By: /s/ Neel Chopra
Name: Neel Chopra
Title: Director

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

THE NORTHERN TRUST COMPANY, as a Lender

By:    /s/ Robert P. Veltman
Name: Robert P. Veltman
Title: Vice President

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

WHITNEY BANK, as a Lender

By: /s/ J. Greg Scott
Name: J. Greg Scott
Title: Senior Vice President

Chicago Bridge & Iron
Amendment No. 10 to Credit Agreement
Signature Page

ANNEX I

AMENDED EXHIBIT M

(see attached)

EXHIBIT M
FORM OF L/C APPLICATION CERTIFICATE
Reference is made to (i) that certain Credit Agreement, dated as of October 28, 2013 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Chicago Bridge & Iron Company N.V., a corporation organized under the laws of The Kingdom of the Netherlands (the “Company”), Chicago Bridge & Iron Company (Delaware), a Delaware corporation (the “Initial Borrower”), certain Subsidiaries of the Company from time to time party thereto (each a “Designated Borrower” and, together with the Initial Borrower, the “Borrowers” and each a “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender, and reference is made thereto for full particulars of the matters described therein and (ii) that Letter of Credit Application dated as of [_____] and delivered to the applicable L/C Issuer and Administrative Agent pursuant to Section 2.03(b)(i) of the Credit Agreement (the “Relevant Application”). All capitalized terms used in this Officer’s Certificate (the “Certificate”) and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

The undersigned, in his/her capacity as a Financial Officer of the Company not in any personal capacity, certifies on behalf of the Company that as of the date hereof, to his/her knowledge, after diligent inquiry of all relevant persons at the Company and its respective Subsidiaries:
(a)        The representations and warranties of the Borrowers contained in Article V are true and correct in all material respects (except to the extent that such representation or warranty is qualified by reference to materiality or Material Adverse Effect, in which case it shall be true and correct in all respects) on and as of the date of the [Letter of Credit] [amendment to an existing Letter of Credit] requested pursuant to the Relevant Application (the [“Proposed Letter of Credit”] [“Proposed Amendment”]), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

(b)        No Default shall exist, or would result from the [Proposed Letter of Credit] [Proposed Amendment] or from the application of the proceeds thereof.

[Include the following paragraph for new Performance Letters of Credit]

[(c)        The Proposed Letter of Credit will be used only to secure ordinary course performance obligations of the Company or its Subsidiaries in connection with (A) active construction projects awarded after the Amendment No. 8 Closing Date, (B) bids for prospective construction projects due after the Amendment No. 8 Closing Date, or (C) backstopping the increase in the amount of the BTMU Letter of Credit by $45,000,000 (the amount of such new Performance Letter of Credit not to exceed $22,500,000) and, for the avoidance of doubt, shall not be used to replace, or support an increase in the available amount of, any letters of credit issued for the account of the Company or its Subsidiaries outside the Credit Agreement and the Existing Revolving Credit Agreement except as provided for in clause (C) above.]

[Include the following paragraph for a Proposed Amendment that increases the amount of an existing Performance Letter of Credit]

[(c)        The increase to the amount of the Performance Letter of Credit pursuant to the Proposed Amendment will be solely for the purpose of supporting the increased ordinary course performance obligations of the Company or its Subsidiaries in connection with existing construction projects.]

[(c)/(d)]        The Company and its Subsidiaries will be in compliance with Section 7.18(c) of the Credit Agreement after giving pro forma effect to the [Proposed Letter of Credit] [Proposed Amendment].

M - 1
Form of L/C Application Certificate

[Signature Page Follows]

M - 2
Form of L/C Application Certificate

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and delivered by a proper and duly authorized officer as of the day and year first above written.

CHICAGO BRIDGE & IRON COMPANY N.V.

By:	Chicago Bridge & Iron Company B.V.,

By:
Title:

M - 3
Form of L/C Application Certificate